UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

HC CAPITAL TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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HC CAPITAL TRUST

Five Tower Bridge, 300 Barr Harbor Drive, 5th Floor

West Conshohocken, Pennsylvania 19428

The Intermediate Term Municipal Bond Portfolio

The Intermediate Term Municipal Bond II Portfolio

(the “Affected Portfolios”)

June 29, 2018

To the Shareholders of the Affected Portfolios:

A Joint Special Meeting (the “Special Meeting”) of shareholders of the Affected Portfolios of the HC Capital Trust (the “Trust”) will be held on July 27, 2018 at 10:00 am (Eastern time) at the offices of the Trust. At the Special Meeting, shareholders of the Affected Portfolios will be asked to consider and vote upon important matters relating to the portfolio management services provided to them.

We encourage you to read the attached proxy statement (the “Proxy Statement”) thoroughly. While you are welcome to join us at the Special Meeting, we anticipate that most shareholders will, by completing the proxy card enclosed with the Proxy Statement, instruct us to cast votes on their behalf. The proxy card may be completed by checking the appropriate box, and voting for or against the proposals described in the Proxy Statement. Please note that if you are a shareholder in more than one of the Affected Portfolios you will receive a proxy card for each Affected Portfolio. Your proxy cards are not duplicates and you must vote separately for each Affected Portfolio.

The Board of Trustees of the Trust (the “Board”) unanimously recommends that you vote “FOR” the approval of each proposal.

Whether or not you plan to attend the Special Meeting, we need your vote. Please mark, sign, and date any enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that the maximum number of shares may be voted. If a signed proxy card is returned, but no instructions are specified, your shares will be voted in accordance with the recommendations of the Board.

As always, we thank you for your confidence and support.

Sincerely yours,

Colette Bergman

Vice President & Treasurer

HC Capital Trust

HC CAPITAL TRUST

Five Tower Bridge, 300 Barr Harbor Drive, 5th Floor

West Conshohocken, Pennsylvania 19428

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

of

THE INTERMEDIATE TERM MUNICIPAL BOND PORTFOLIO

THE INTERMEDIATE TERM MUNICIPAL BOND II PORTFOLIO

(the “Affected Portfolios”)

of

HC CAPITAL TRUST

to be held on July 27, 2018

TO THE SHAREHOLDERS:

Notice is hereby given (“Notice of Meeting”) that a Joint Special Meeting (the “Special Meeting”) of the shareholders of the Affected Portfolios of the HC Capital Trust (the “Trust”) will be held on Friday, July 27, 2018, at the Trust’s principal office, located at Five Tower Bridge, 300 Barr Harbor Drive, 5th Floor, West Conshohocken, Pennsylvania 19428, at 10:00 am (Eastern time) for the following purposes:

At the Special Meeting, the shareholders of each of the Affected Portfolios will be asked:

To approve or disapprove amendments to the portfolio management agreements between the Trust and City of London Investment Management Company Limited relating to the respective Affected Portfolios.

Shareholders of the Affected Portfolios will also transact such further business as may properly come before the Special Meeting or at any postponement or adjournment(s) thereof. Information concerning the proposal above is provided in the proxy statement attached to this Notice of Meeting.

Shareholders of record of the Affected Portfolios at the close of business on June 22, 2018 (the “Record Date”) are entitled to notice of the Special Meeting and any adjournments thereof. If you do not expect to attend the Special Meeting, please fill in, date, sign and return any enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States (if voting by mail) or vote by telephone or via the Internet in accordance with the instructions on the proxy card. If you attend the Special Meeting, you may vote your shares in person; a vote cast “in person” will revoke a previously submitted proxy card. Please note that if you are a shareholder in more than one of the Affected Portfolios you will receive a proxy card for each Affected Portfolio. Please sign and return each proxy card.

It is important that you return your signed proxy promptly so that a quorum may be ensured.

BY ORDER OF THE BOARD OF TRUSTEES OF HC CAPITAL TRUST

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING TO BE HELD ON July 27, 2018

The Notice of Special Meeting of Shareholders and Proxy Statement are available on the Internet at

www.hccapitalsolutions.com.

HC CAPITAL TRUST

Five Tower Bridge, 300 Barr Harbor Drive, 5th Floor

West Conshohocken, PA 19428

PROXY STATEMENT

This proxy statement (“Proxy Statement”) and the enclosed proxy are being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of the HC Capital Trust (the “Trust”). The matters discussed in this Proxy Statement relate to the two series of the Trust identified in the table below (each an “Affected Portfolio” and collectively, the “Affected Portfolios”).

Proxies so solicited are intended for use at a special meeting of shareholders of the Affected Portfolios or any adjournment(s) of that meeting (the “Special Joint Meeting”). The Special Meeting will be held at 10:00 am (Eastern Time) on Friday, July 27, 2018 at the offices of the Trust located at Five Tower Bridge, 300 Barr Harbor Drive, 5th Floor, West Conshohocken, PA 19428, for the purposes set forth in the accompanying notice (“Notice of Meeting”). Further information about these matters is set forth in this Proxy Statement.

It is anticipated that this Proxy Statement, the accompanying Notice of Meeting and the enclosed proxy card(s) will first be mailed to shareholders on or about June 29, 2018. Only shareholders of record of one or more of the Affected Portfolios on June 22, 2018 (the “Record Date”) will be entitled to notice of, and to vote at, the Special Meeting.

The table below summarizes the proposals (each, a “Proposal”) to be presented at the Special Meeting, and indicates which shareholders will be entitled to vote with respect to each of the Proposals and the number of shares outstanding (“Record Date Shares”) for the Affected Portfolio as of the Record Date:

Summary of Proposal	Affected Portfolio	Record Date Shares for Affected Portfolio
Proposal 1

Approval of Amendment No. 1 to the portfolio management agreement between the Trust, on behalf of The Intermediate Term Municipal Bond Portfolio, and City of London Investment Management Company Limited (“CLIM”).	The Intermediate Term Municipal Bond Portfolio	HC Strategic Shares: 38,844,339.948 HC Advisors Shares: 101,858.957

Proposal 2

Approval of Amendment No. 1 to the portfolio management agreement between the Trust, on behalf of The Intermediate Term Municipal Bond II Portfolio, and CLIM.	The Intermediate Term Municipal Bond II Portfolio	HC Strategic Shares: 7,713,426.770 HC Advisors Shares: 25,717.759

Each shareholder of record on the Record Date is entitled to one full vote for each full share held and a proportionate fractional vote for each fractional share held as to each Proposal on which such shareholder is entitled to vote. If you are a shareholder of more than one Affected Portfolio, you will receive a proxy card for each such Affected Portfolio. Shareholders must vote each proxy separately as each represents a separate Proposal for that one Affected Portfolio. Shareholders of each of the Affected Portfolios will vote together on the respective Proposals without regard to the class of shares held. Implementation of the several Proposals listed above is not contingent on the approval of all Proposals; each Proposal that is approved by an Affected Portfolio identified in the table will be implemented without regard to whether shareholders entitled to vote on any other Proposal approve such other Proposal.

Quorum; Vote Required to Approve Proposals

The presence of the holders of 40% of the shares of an Affected Portfolio as of the Record Date, represented in person or by proxy, shall constitute a quorum for the purpose of conducting the business at the Special Meeting with respect to that Affected Portfolio. Approval of each of the Proposals requires the approval of the holders of a “majority of the outstanding voting securities” of the relevant Affected Portfolio. Under the Investment Company Act of 1940, as amended, (the “1940 Act”), this means the lesser of (i) 67% of the outstanding shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the relevant Affected Portfolio’s outstanding voting securities. Persons and groups known by management to beneficially own 5% or more of the Record Date Shares of the Affected Portfolios are listed in this Proxy Statement under the heading “Additional Information.”

If the accompanying proxy is executed properly and returned (if voting by mail) or voted in accordance with the telephone or Internet voting procedures described in the proxy, shares represented by such proxy will be voted at the Special Meeting in accordance with the instructions on the proxy. The Board recommends a vote “FOR” the approval of each Proposal. If a signed proxy card is returned, but no instructions are specified, shares will be voted “FOR” approval of a Proposal, and according to the best judgment of the proxy holders on all other matters. Costs associated with the solicitation of proxies will be borne by the Trust. HC Capital Solutions, a separate operating division of Hirtle Callaghan & Co. LLC (the “Adviser”) serves as the primary investment adviser to the Trust. Officers of the Adviser may assist in the solicitation without separate compensation. If the votes required to approve a Proposal are not received, the persons named as proxies on the accompanying proxy may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of an Affected Portfolio’s shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote AGAINST any such adjournment those proxies to be voted against that Proposal. A shareholder can revoke a proxy prior to its use by appearing at the Special Meeting and voting in person, by giving written notice of such revocation to the Trust or by returning a subsequently dated proxy to the Trust.

Copies of the Trust’s Annual Report to Shareholders, dated June 30, 2017, as well as its Semi-Annual Report to Shareholders, dated December 31, 2017, have been previously delivered to shareholders of the Trust. Shareholders of the Trust may obtain additional copies of those reports without charge by writing to the Trust at Five Tower Bridge, 300 Barr Harbor Drive, 5th Floor, West Conshohocken, PA 19428 or by calling toll free 1-800-242-9596.

INTRODUCTION AND BACKGROUND.

Background. The Trust is a diversified, open-end management investment company. It is designed to operate as a “multi-manager” or “manager of managers” vehicle through which the Adviser and/or its affiliates implement certain asset allocation strategies on behalf of their investment advisory clients. Day-to-day portfolio management services and investment decisions are provided to each of the Trust’s investment portfolios (each, a “Portfolio”) by one or more investment advisory organizations (each, a “Specialist Manager”). The Adviser serves as the Trust’s primary investment adviser for each Portfolio, including the Affected Portfolios. In this capacity, the Adviser is responsible for selecting Specialist Managers that it believes will achieve superior investment records relative to selected benchmarks; implement investment styles that complement those of other Specialist Managers serving the relevant Portfolios and monitor the performance and adherence to stated styles of the Specialist Managers. The Adviser is also responsible for allocating portfolio assets among Specialist

Managers and allocations to any Specialist Manager may vary between 0% to 100%, at the discretion of the Adviser. The Trust’s Board is responsible for the overall supervision and management of the business and affairs of the Trust.

The Portfolio’s Specialist Managers. The Trust has entered into separate portfolio management agreements relating to The Intermediate Term Municipal Bond Portfolio with two Specialist Managers: BNY Mellon Asset Management North America Corporation (“BNY AMNA”); and City of London Investment Management Company Limited (“CLIM”). The Trust has also entered into separate portfolio management agreements relating to The Intermediate Term Municipal Bond II Portfolio with two Specialist Managers: Breckinridge Capital Advisors, Inc. (“Breckinridge”); and CLIM. Additional information about each of these organizations is set forth under the heading “Management of the Trust” in this Proxy Statement.

The portfolio management agreements with CLIM (each, a “CLIM Agreement”) are the most recently implemented of the portfolio management agreements relating to each of the Affected Portfolios. Each was approved by the Board on June 12, 2018, and became effective on June 13, 2018, as permitted under the terms of an exemptive order (the “Manager of Managers Order”) issued to the Trust by the Securities and Exchange Commission (“SEC”). Under the CLIM Agreements as currently in effect, CLIM is entitled to receive fees, based on the average net assets of that portion of each Affected Portfolio’s assets allocated to CLIM by the Adviser, at the following annual rates:

Intermediate Term Municipal Bond Portfolio	0.25% of the first $100 million of the Account and 0.15% on assets exceeding $100 million. Maximum fee is 0.20% regardless of asset levels.

Intermediate Term Municipal Bond II Portfolio	0.125%

PROPOSALS NO. 1-2:

Approval of Amendments to the Portfolio Management Agreements between the Trust,

on behalf of each of the Affected Portfolios, and CLIM

At the same meeting at which the CLIM Agreements were approved, the Board also approved amendments to each CLIM Agreement (each a “Proposed Amendment”) that would increase CLIM’s fee to a level commensurate with the fee generally charged by CLIM in connection with the specialized investment strategy sought by the Adviser for the Affected Portfolios. In approving the Proposed Amendments, the Board considered a number of factors specifically related to the nature of CLIM’s proprietary strategy, which uses an actively managed bottom-up stock selection process to identify closed-end funds that will provide the desired asset-class exposure with a lower volatility than their peers and seek to take advantage of closed-end fund discount volatility.

Under the 1940 Act, each Proposed Amendment may only be implemented with the approval of the respective Affected Portfolio’s shareholders. If a Proposed Amendment is implemented, the rate at which fees payable to CLIM will be computed will be higher than those of the other current Specialist Manager for each Affected Portfolio. As a result, it is expected that the overall advisory fees to be paid by each Affected Portfolio will increase if the respective Proposed Amendment is approved. The extent of such increase will depend on the allocation of assets amongst the Specialist Managers.

Each Proposed Amendment may only be implemented with the approval of the respective Affected Portfolio’s shareholders. In the event that shareholders of either Affected Portfolio do not approve a Proposed Amendment, CLIM has agreed to continue to serve that Affected Portfolio under the CLIM Agreement as it currently exists until a reasonable termination date is decided upon by both parties, which period of time will not exceed 150 days, while the Board determines an appropriate course of action.

Further Information

The factors considered by the Board in approving the Proposed Amendments, as well as further information about the Affected Portfolios, the CLIM Agreements and the impact of the Proposed Amendments on the fees and expenses of the Affected Portfolios are set forth below. Appendix A of this Proxy Statement illustrates the impact that the fee structure under the Proposed Amendment related to The Intermediate Term Municipal Bond Portfolio would have had on that Affected Portfolio had it been in effect during the fiscal year ended June 30, 2017. Appendix B of this Proxy Statement illustrates the impact that the fee structure under the Proposed Amendment related to The Intermediate Term Municipal Bond II Portfolio would have had on that Affected Portfolio had it been in effect during the fiscal year ended June 30, 2017.

THE BOARD RECOMMENDS THAT:

SHAREHOLDERS OF THE INTERMEDIATE TERM MUNICIPAL BOND PORTFOLIO

VOTE “FOR” PROPOSAL NO. 1

SHAREHOLDERS OF THE INTERMEDIATE TERM MUNICIPAL BOND II PORTFOLIO

VOTE “FOR” PROPOSAL NO. 2

Factors Considered by the Board in Approving the Proposals.

The Proposed Amendments were approved by the Trust’s Board, including a majority of the members of the Board who are not “interested persons” of the Trust within the meaning of the 1940 Act (the “Independent Trustees”), at the regular meeting of the Board held on June 12, 2018. Based upon the Adviser’s recommendation, it was determined by the Board that an immediate allocation of assets to CLIM was appropriate in order to take advantage of certain opportunities then existing in the municipal bond closed-end fund market. Accordingly, the Board approved the terms of the CLIM Agreements pursuant to which CLIM currently provides portfolio management services to each of the Affected Portfolios.

In connection with its deliberations, the Board had before it information requested and received from CLIM, as well as information provided to it by the Adviser. During the course of the Board’s deliberations, the Independent Trustees were represented by independent legal counsel.

In addition to information about the CLIM organization summarized below, the Board considered information provided to it by the Adviser about the negotiations between the Adviser and CLIM relating to the current CLIM Agreements. In particular, the Board considered the Adviser’s assessment of the likely opportunity cost to the Affected Portfolios in the event of delay in implementing the CLIM Agreements; that this assessment led the Adviser to request that CLIM accept the fees contemplated by the current CLIM Agreements (“Current Fee Schedules”); and that CLIM had agreed to the Adviser’s request to facilitate reliance on the Manager of Managers Order and help avoid delay in implementing CLIM’s specialized investment services (“CLIM Strategy”). The Board was also informed that the fee generally offered by CLIM to clients seeking the CLIM Strategy is significantly higher than the Current Fee Schedules. Additionally, the Board considered the information provided by CLIM and the Adviser with respect to the Adviser’s experience with CLIM and the expertise in the closed-end fund market of the investment personnel expected to be primarily responsible for implementing the CLIM Strategy.

In concluding that approval of the Proposed Amendments was in the best interests of the Affected Portfolios and consistent with the expectations of their shareholders, the Board gave substantial weight to the Adviser’s views noted above, as well as the Adviser’s assessment of the potential contribution to the Affected Portfolios of the CLIM Strategy. The Board also considered the Adviser’s representation that allocations of between 0% and 20% of each Affected Portfolio’s assets are expected to be made to CLIM subject to changes in the Adviser’s assessment of the markets and related factors.

Other factors considered by the Board in approving the Proposed Amendments include the nature, extent and quality of the services to be provided by CLIM, and the Adviser’s expectations for the Affected Portfolios and the types of circumstances that may lead the Adviser to recommend changes in the level of assets allocated to CLIM.

The Board also determined that the rate at which CLIM would be compensated for its services under the Proposed Amendments was reasonable. During the course of its deliberations, the Board was provided with publicly available information assembled by a third-party service provider about the performance and fee structures of funds similar to the Affected Portfolios managed by other investment advisers (the “peer group”) and with information from CLIM regarding the fee structures of its similarly-managed accounts. While the Board found this information useful as an indication of the range of fees and services in the peer group and among similarly-managed accounts of the proposed manager, the Board did not specifically rely upon such comparisons, but based its findings primarily on the specific facts and circumstances of the Affected Portfolios and of the Trust as a whole, the fact that the Proposed Amendments would implement a rate structure commensurate with the range of fees CLIM regularly receives for services similar to those provided to the Affected Portfolios and that the terms of the CLIM Agreements and the Proposed Amendments were determined as a result of arms-length negotiations conducted by the officers of the Trust and the Adviser.

The Board also reviewed the information provided regarding the estimated profits to be realized with respect to CLIM’s relationship with the Affected Portfolios, including that CLIM had agreed to serve the Affected Portfolios under a significantly lower fee for a period of time that would allow the Affected Portfolios to have access to the CLIM Strategy while shareholder approval of the Proposed Amendments, and the higher fee thereunder, was obtained. In considering the extent to which economies of scale may be realized by CLIM, and whether the proposed fee level reflects these economies, the Board considered representations provided by the Adviser that further fee negotiations would be considered as the circumstances of the Affected Portfolios and the markets that are the focus of the CLIM Strategy, evolve.

The Board was aware of the fact that implementing the proposed engagement would result in an increase in the overall advisory fees paid by the Affected Portfolios but balanced such increase against the Adviser’s recommendation that access to the CLIM Strategy would benefit the Affected Portfolios. The Board also recognized that the overall levels of advisory fees experienced by the Affected Portfolios depend upon the manner in which its assets are allocated among the various Specialist Managers.

In concluding that implementation of the Proposed Amendments would be appropriate and, further, that approval of the Proposed Amendments was in the best interests of shareholders of the Affected Portfolios, the Board considered it of importance that, like all of the Portfolios of the Trust, the Affected Portfolios are designed primarily to serve as vehicles through which the Adviser implements asset allocation strategies on behalf of investment advisory clients of the Adviser and its affiliates and that shares of the Affected Portfolios are generally available only to such clients.

Information About the Portfolio Management Agreements and the Proposed Amendments.

The CLIM Agreements require the named Specialist Manager to (i) provide a continuous investment program for that portion of each respective Affected Portfolio’s assets that may be allocated to it; (ii) provide investment research; (iii) select brokers and dealers through which securities transactions are executed; and (iv) maintain certain records required under relevant provisions of the 1940 Act. The CLIM Agreements also provide: that CLIM will not be liable to the Trust for any loss sustained by the Trust unless such loss is caused by CLIM’s willful misfeasance, reckless disregard of duty, bad faith or gross negligence; for termination of the agreement by the Trust or by CLIM upon sixty days’ written notice; and termination in the event of an “assignment” as defined in the 1940 Act.

Under the terms of the Proposed Amendments, CLIM shall be entitled to receive a fee, which fee shall be calculated daily and payable monthly in arrears at the annual rate of 0.45% of the average daily net assets of that portion of the Affected Portfolios allocated to it.

Currently, under the CLIM Agreements, CLIM is entitled to receive a fee computed as follows:

Intermediate Term Municipal Bond Portfolio:

An annual rate of 0.25% of the first $100 million of assets and 0.15% of assets exceeding $100 million. Maximum fee is 0.20% regardless of asset levels

Intermediate Term Municipal Bond II Portfolio:

An annual rate of 0.125%.

CLIM was a Specialist Manager to each of the International Equity, Institutional International Equity, Emerging Markets and Fixed Income Opportunity Portfolios during the Trust’s most recently completed fiscal year and earned a total of $438,000 in advisory fees from the Trust during that year. CLIM did not manage any assets for either of the Affected Portfolios during the most recently completed fiscal year. If the current CLIM agreements had been in effect during the past fiscal year, assuming CLIM had managed 20% of each Affected Portfolios during that period, CLIM would have earned $148,086 from The Intermediate Term Municipal Bond Portfolio and $17,353 from The Intermediate Term Municipal Bond II Portfolio. If the Proposed Amendments had been in place during that time, based on the same assumptions, CLIM would have earned $333,194, an increase of 125%, from The Intermediate Term Municipal Bond Portfolio and $62,553, an increase of 260% from The Intermediate Term Municipal Bond II Portfolio.

For more information on the fees and expenses of each Affected Portfolio, see the pro-forma fee and expense tables in Appendix A and Appendix B.

If the Proposals are approved, the Proposed Amendments will become effective as soon as reasonably practicable following the Special Meeting. In the event that a Proposed Amendment is not approved by an Affected Portfolio’s shareholders, the current Specialist Manager will continue to manage that Portfolio and CLIM will temporarily continue to manage the portion of the Affected Portfolio allocated to it while the Board determines the appropriate course of action.

OTHER MATTERS.

No business other than as set forth herein is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders properly arise, including any question as to an adjournment of the Special Meeting, the persons named in the enclosed proxy will vote thereon according to their best judgment and in the interests of the applicable Affected Portfolio.

VOTES REQUIRED FOR APPROVAL OF MATTERS AT THE SPECIAL MEETING.

The presence of the holders of 40% of the shares of an Affected Portfolio as of the Record Date, represented in person or by proxy, shall constitute a quorum for the purpose of conducting the business at the Special Meeting with respect to that Affected Portfolio. Approval of each Proposal requires the approval of the holders of a “majority of the outstanding voting securities” of that Affected Portfolio. Under the 1940 Act, this term means the lesser of (i) 67% of the outstanding shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the Affected Portfolio’s outstanding voting securities.

A properly executed and returned proxy, or a proxy voted in accordance with the telephone or Internet voting procedures described in the proxy, marked with an abstention will be considered present at the Special Meeting of shareholders for the purpose of determining the existence of a quorum. If any proxy received by the Trust that withholds authority to vote represents a “broker non-vote,” shares represented by such proxy will not be counted for purposes of determining whether or not a quorum is present at the Special Meeting of shareholders and will not be deemed “votes cast” with respect to any matter with respect to which authority to vote is withheld. Abstentions and broker non-votes will thus not constitute a vote “for” or “against” any matter, but will have the same effect as a negative vote with respect to matters that require the approval of a requisite percentage of the outstanding shares of the applicable Affected Portfolio. As used in this Proxy Statement, “broker non-vote” means a proxy, executed, or otherwise voted by telephone or Internet in accordance with the proxy, by a broker or other nominee, indicating that the nominee has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power.

ADDITIONAL INFORMATION.

Management of the Trust.

Information about HC Capital Solutions. Under the terms of two separate discretionary investment advisory agreements (the “HC Agreements”) with the Trust, the Adviser continuously monitors the performance of various investment management organizations, including the several Specialist Managers retained by the Trust and generally oversees the services provided to the Trust by its administrator, custodian and other service providers. Each of the HC Agreements also authorizes the Adviser to allocate and reallocate assets among Specialist Managers in multi-manager portfolios of the Trust from time to time. In addition, the HC Agreements provide that the Adviser will make its officers available to serve as officers and/or Trustees of the Trust, and maintain office space sufficient for the Trust’s principal office. For its services under the HC Agreements, the Adviser is entitled to receive an annual fee of 0.05% of each Affected Portfolio’s average net assets. For the fiscal year ended June 30, 2017, the Adviser received advisory fees from The Intermediate Term Municipal Bond Portfolio in the amount of $195,000 and advisory fees from The Intermediate Term Municipal Bond II Portfolio in the amount of $37,000.

The Adviser is a division of Hirtle, Callaghan & Co., LLC, and wholly owned by Hirtle Callaghan Holdings, Inc., which is controlled by Jonathan J. Hirtle. The Adviser’s principal offices are located at Five Tower Bridge, 300 Barr Harbor Drive, 5th floor, West Conshohocken, PA 19428. Jonathan J. Hirtle, Executive Chairman of Hirtle, Callaghan & Co., LLC, serves as President of the Trust. The current HC Agreements were last approved by the Trust’s Board (including a majority of the Trust’s Independent Trustees) at a meeting of the Board held on March 13, 2018.

Information about CLIM.

City of London Investment Management Company Limited (“CLIM”) is authorized and regulated by the Financial Conduct Authority of the United Kingdom and is also registered as an investment adviser with the

Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940 (the “Advisers Act”). As of December 31, 2017, CLIM had approximately $5.3 billion in assets under management. CLIM is a wholly owned subsidiary of City of London Investment Group PLC (CLIG), which is a publicly-held company with a listing on the London Stock Exchange, trading under the ticker CLIG LN. Under the terms of the Proposed Amendments, the fees for each of the Affected Portfolios would be calculated based on an annual percentage of average daily net assets. These fees would be calculated at the annual rate of 0.45% of the average daily net assets of that portion of each Affected Portfolio allocated to CLIM.

Day-to-day portfolio management of those assets of the Affected Portfolios allocated to CLIM will be the responsibility of a team led by James Millward.

Mr. James Millward is a Portfolio Manager based in the London office. James joined CLIM in 2009 and is responsible for tactical and multi-asset products at CLIM. Prior to joining CLIM, James worked in a proprietary trading role for the Equity Derivatives group of Societe Generale S.A. in London, focusing on closed-end fund arbitrage and special situations strategies. James also held positions at Linklaters LLP and Commerzbank A.G. He holds a BSc (Hons) in Economics from the London School of Economics and Political Science.

Mr. Michael Edmonds is the Lead Portfolio Manager for the Global Developed CEF strategy based in the Philadelphia office. Michael rejoined CLIM in 2009. He had previously worked in the London office of both Olliff & Partners from 1992 to 1996 and CLIM from 1996 to 1998. Prior to rejoining CLIM, Michael spent over eight years at Morgan Stanley Investment Management with roles in marketing and product management and development. He holds a BA (Hons) in Financial Services from the University of West England and has passed the Investment Management Certificate (IMC). He is also a CFA Charterholder and a Chartered Alternative Investment Analyst.

Mr. Michael Sugrue is a Portfolio Manager for the Global Developed CEF strategy based in the London Office. Michael joined CLIM in 1996 and was initially in a support role culminating in him becoming Head of Administration in 2000-2001. Michael worked for an extended period of time in the U.S. office, where he relocated in order to support the CIO before ultimately becoming a Portfolio Manager for the Emerging Markets CEF strategy in 2004. Michael returned to London in 2008 as a Portfolio Manager for the Emerging Markets CEF team before transitioning to the Global Developed CEF strategy in 2013.

The address of CLIM’s principal headquarters is 77 Gracechurch Street, London, EC3V 0AS, United Kingdom. The name and principal occupation of each of the principal executive officers and each director of CLIM is as follows:

Name	Principal Occupation

David M. Cardale	Non-Executive Chairman
Barry M. Olliff	Chief Executive Officer, Chief Investment Officer
Thomas W. Griffith	Deputy Chief Executive Officer, Chief Operating Officer
Mark D. Dwyer	Chief Investment Officer, EM CEF Group
Tracy A. Rodrigues	Finance Director
Barry A. Aling Mark J. Driver Susannah E. Nicklin	Senior Independent Non-Executive Director Independent Non-Executive Director Independent Non-Executive Director

CLIM does not currently provide portfolio management services for any other registered investment companies which have the investment objectives and policies similar to those of the Affected Portfolios.

Information about the Other Specialist Managers.

The Intermediate Term Municipal Bond Portfolio is currently managed by two Specialist Managers: CLIM and BNY Mellon Asset Management North America Corporation (“BNY AMNA”).

BNY AMNA’s principal offices are located at BNY Mellon Center, One Boston Place, Boston, Massachusetts 02108 and, as noted above, BNY AMNA is entitled to a fee calculated according to the same fee schedule as is currently applicable to CLIM.

The Intermediate Term Municipal Bond II Portfolio is currently managed by two Specialist Managers: CLIM and Breckinridge Capital Advisers, Inc. (“Breckinridge”).

Breckinridge’s principal offices are located at 125 High Street, Suite 431, Boston, Massachusetts 02110 and, as noted above, Breckinridge is entitled to a fee calculated according to the same fee schedule as is currently applicable to CLIM.

Administration and Related Services. Citi Fund Services Ohio, Inc. and certain of its affiliated companies (collectively, “Citi”) currently provide administration, transfer agency and accounting services to the Trust pursuant to the terms of separate agreements between Citi and the Trust. Citi is located at 4400 Easton Commons, Suite 200, Columbus, Ohio 43219.

Distribution Services. Unified Financial Securities, Inc. (“Unified”) provides certain services to the Trust pursuant to an agreement most recently approved by the Board on December 5, 2017, in connection with the issuance and sale of shares of the several portfolios of the Trust. Because shares of the Trust’s investment portfolios are available only to clients of the Adviser and financial intermediaries that have established a relationship with the Adviser, the services provided by Unified are limited and are not primarily intended to result in the sale of Trust shares. Unified will receive an annual fee of $50,000 for performing the services listed under its agreement. The principal offices of Unified, a wholly-owned subsidiary of Huntington Bancshares, Inc. are located at 2960 North Meridian St., Suite 300, Indianapolis, IN, 46208.

Holders of 5% of Shares on Record Date.

The Trust is not aware of any shareholders who hold beneficially 5% or more of shares of either of the Affected Portfolios as of the Record Date. The Adviser may be deemed to have, or share, investment and/or voting power with respect to more than 50% of the shares of the Trust’s Portfolios, with respect to which shares the Adviser disclaims beneficial ownership. The trustees and officers of the Trust, as a group, own less than 1% of the outstanding shares of each Affected Portfolio.

SHAREHOLDER PROPOSALS.

As a Delaware statutory trust, the Trust is not required, and currently does not intend, to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The 1940 Act requires initial shareholder approval of each of the investment advisory agreements, election of Trustees and, if the Trust holds an annual meeting, ratification of the Board’s selection of the Trust’s independent registered public accountants. Under certain circumstances, the law provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more Trustees. To the extent required by law, the Trust will assist in shareholder communication in such matters. Although the Trust does not anticipate that an annual meeting will be held, shareholders may submit proposals that will be considered for submission to shareholders at such meeting. In the event that an annual meeting is held, any such proposal must be received at least 120 days before proxy statements prepared in connection with such a meeting are forwarded to shareholders.

Dated: June 29, 2018

BY ORDER OF THE BOARD OF TRUSTEES OF HC CAPITAL TRUST

APPENDIX A

Pro Forma Fee and Expense Table: The Intermediate Term Municipal Bond Portfolio

The tables and examples shown below are designed to assist investors in understanding the various costs and expenses of an investment in shares of The Intermediate Term Municipal Bond Portfolio (the “Portfolio”). Each is designed to correspond with the tables relating to the Portfolio that appear in the prospectuses for the Trust. Neither should be considered a representation of past or future expenses or performance, and actual expenses may vary from year to year, and may be higher or lower than those shown.

As indicated in the Proxy Statement, the fee rate at which CLIM would be compensated under the Proposed Amendment is higher than the fee schedule currently applicable to CLIM under the current CLIM Agreement. Accordingly, the overall level of advisory fees payable by the Portfolio is expected to increase relative to advisory fees currently being incurred by the Portfolio.

The current CLIM Agreement was entered into on June 13, 2018 and did not cause any change to the overall advisory fees payable by the Portfolio. The following tables compare the management fees and expenses (expressed as a percentage of average net assets) actually incurred by the Portfolio during the Portfolio’s fiscal year ended June 30, 2017, restated to reflect the addition of CLIM on June 13, 2018, with the advisory fees that would have been incurred during such periods had CLIM served the Portfolio during such period under the terms of the Proposed Amendment.

HC Strategic Shares

Pro Forma with respect to the FYE June 30, 2017

The net assets of the Portfolio’s HC Strategic Shares as of June 30, 2017 were approximately $385 million.

As noted above, the following tables compare the management fees and expenses (expressed as a percentage of average net assets) actually incurred by the Portfolio during its fiscal year ended June 30, 2017, re-stated to reflect the addition of CLIM on June 13, 2018 by using the anticipated final allocation of assets upon the CLIM account being fully funded, resulting in an allocation of: 80% to BNY AMNA and 20% to CLIM. To the extent that assets are re-allocated among Specialist Managers in the future, the overall management fees for the Portfolio could change.

	Restated Fees as of 6/30/2017	Fees Under Proposed Amendment as of 6/30/2017
Management Fees*	0.24%	0.27%
Other Expenses**	0.07%	0.07%
Total Portfolio Operating Expenses	0.31%	0.34%

*	The figure shown includes all management fees paid by the Portfolio, including 0.05% which is paid to HC Capital Solutions.
**	Expenses attributable to the Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of the Portfolio.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that the Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Restated Expenses as of 6/30/2017	Expenses that would have been incurred during the FYE 6/30/2017 if the Proposed Amendment had been in place during such period
1 year	$32	$35
3 years	$100	$109
5 years	$174	$191
10 years	$393	$431

HC Advisors Shares

Pro Forma with respect to the FYE June 30, 2017

The net assets of the Portfolio’s HC Advisors Shares as of June 30, 2017 were approximately $1.4 million.

As noted above, the following tables compare the management fees and expenses (expressed as a percentage of average net assets) actually incurred by the Portfolio during its fiscal year ended June 30, 2017, re-stated to reflect the addition of CLIM on June 13, 2018 by using the anticipated final allocation of assets upon the CLIM account being fully funded, resulting in an allocation of: 80% to BNY AMNA and 20% to CLIM. To the extent that assets are re-allocated among Specialist Managers in the future, the overall management fees for the Portfolio could change.

	Restated Fees as of 6/30/2017	Fees Under Proposed Amendment as of 6/30/2017
Management Fees*	0.24%	0.27%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses**	0.07%	0.07%
Total Portfolio Operating Expenses	0.56%	0.59%

*	The figure shown includes all management fees paid by the Portfolio, including 0.05% which is paid to HC Capital Solutions.
**	Expenses attributable to the Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of the Portfolio.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that the Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Restated Expenses as of 6/30/2017	Expenses that would have been incurred during the FYE 6/30/2017 if the Proposed Amendment had been in place during such period
1 year	$57	$60
3 years	$179	$189
5 years	$313	$329
10 years	$701	$738

APPENDIX B

Pro Forma Fee and Expense Table: The Intermediate Term Municipal Bond II Portfolio

The tables and examples shown below are designed to assist investors in understanding the various costs and expenses of an investment in shares of The Intermediate Term Municipal Bond II Portfolio (the “Portfolio”). Each is designed to correspond with the tables relating to the Portfolio that appear in the prospectuses for the Trust. Neither should be considered a representation of past or future expenses or performance, and actual expenses may vary from year to year, and may be higher or lower than those shown.

As indicated in the Proxy Statement, the fee rate at which CLIM would be compensated under the Proposed Amendment is higher than the fee schedule currently applicable to CLIM under the current CLIM Agreement. Accordingly, the overall level of advisory fees payable by the Portfolio is expected to increase relative to advisory fees currently being incurred by the Portfolio.

The current CLIM Agreement was entered into on June 13, 2018 and did not cause any change to the overall advisory fees payable by the Portfolio. The following tables compare the management fees and expenses (expressed as a percentage of average net assets) actually incurred by the Portfolio during the Portfolio’s fiscal year ended June 30, 2017, restated to reflect the addition of CLIM on June 13, 2018, with the advisory fees that would have been incurred during such periods had CLIM served the Portfolio during such period under the terms of the Proposed Amendment.

HC Strategic Shares

Pro Forma with respect to the FYE June 30, 2017

The net assets of the Portfolio’s HC Strategic Shares as of June 30, 2017 were approximately $74 million.

As noted above, the following tables compare the management fees and expenses (expressed as a percentage of average net assets) actually incurred by the Portfolio during its fiscal year ended June 30, 2017, re-stated to reflect the addition of CLIM on June 13, 2018 by using the anticipated final allocation of assets upon the CLIM account being fully funded, resulting in an allocation of: 80% to Breckinridge and 20% to CLIM. To the extent that assets are re-allocated among Specialist Managers in the future, the overall management fees for the Portfolio could change.

	Restated Fees as of 6/30/2017	Fees Under Proposed Amendment as of 6/30/2017
Management Fees*	0.17%	0.24%
Other Expenses	0.10%	0.10%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Portfolio Operating Expenses	0.28%	0.35%

*	The figure shown includes all management fees paid by the Portfolio, including 0.05% which is paid to HC Capital Solutions.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that the Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Restated Expenses as of 6/30/2017	Expenses that would have been incurred during the FYE 6/30/2017 if the Proposed Amendment had been in place during such period
1 year	$29	$36
3 years	$90	$113
5 years	$157	$197
10 years	$356	$443

HC Advisors Shares

Pro Forma with respect to the FYE June 30, 2017

The net assets of the Portfolio’s HC Advisors Shares as of June 30, 2017 were approximately $372,000.

As noted above, the following tables compare the management fees and expenses (expressed as a percentage of average net assets) actually incurred by the Portfolio during its fiscal year ended June 30, 2017, re-stated to reflect the addition of CLIM on June 13, 2018 by using the anticipated final allocation of assets upon the CLIM account being fully funded, resulting in an allocation of: 80% to Breckinridge and 20% to CLIM. To the extent that assets are re-allocated among Specialist Managers in the future, the overall management fees for the Portfolio could change.

	Restated Fees as of 6/30/2017	Fees Under Proposed Amendment as of 6/30/2017
Management Fees*	0.17%	0.24%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses	0.10%	0.10%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Portfolio Operating Expenses	0.53%	0.00%

*	The figure shown includes all management fees paid by the Portfolio, including 0.05% which is paid to HC Capital Solutions.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that the Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Restated Expenses as of 6/30/2017	Expenses that would have been incurred during the FYE 6/30/2017 if the Proposed Amendment had been in place during such period
1 year	$54	$61
3 years	$170	$192
5 years	$296	$335
10 years	$665	$750

EXHIBIT A

HC Capital Trust Intermediate Term Municipal Bond Portfolio

Amendment No. 1 to the Portfolio Management Agreement

Amendment, made as of [            ], 2018, to the Portfolio Management Agreement dated June 13, 2018 (the “Agreement”) between the HC Capital Trust, an investment company registered under the Investment Company Act of 1940 as an open-end, series, management investment company, and City of London Investment Management Company Limited (“Portfolio Manager”). All capitalized terms used in this Amendment and not defined herein shall have the same meaning ascribed to them in the Agreement. Except as specifically set forth herein, all other provisions of the Agreement shall remain in full force and effect.

WHEREAS, Portfolio Manager provides day-to-day portfolio management services to a portion of the HC Capital Trust Intermediate Term Municipal Bond Portfolio (“Portfolio”), a separate series of the Trust, pursuant to the Agreement; and

WHEREAS, the Trust and the Portfolio Manager have agreed to amend the Agreement in a manner that will increase the fee payable to the Portfolio Manager, as more fully set forth herein, and the Trust has determined that such amendment is in the interests of the shareholders of the Portfolio;

NOW, THEREFORE, it is hereby agreed that Section 4 of the Agreement will be replaced in its entirety by the following:

4. Expenses and Compensation. Except for expenses specifically assumed or agreed to be paid by the Portfolio Manager under this Agreement, the Portfolio Manager shall not be liable for any expenses of the Portfolio or the Trust, including, without limitation: (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase and sale of securities or other investment instruments with respect to the Portfolio; and (iii) custodian fees and expenses. For its services under this Agreement, Portfolio Manager shall be entitled to receive a fee, which fee shall be payable monthly in arrears within 30 days after each month end at the annual rate of 0.45% of the average daily net assets of the Account.

This Amendment may be executed in any number of counterparts by the parties hereto (including facsimile transmission), each of which counterparts when so executed shall constitute an original, but the counterparts when together shall constitute the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized representatives as of the date first above written.

HC CAPITAL TRUST

By:
Title:

CITY OF LONDON INVESTMENT MANAGEMENT COMPANY LIMITED

By:
Title:

EXA-1

EXHIBIT B

HC Capital Trust Intermediate Term Municipal II Bond Portfolio

Amendment No. 1 to the Portfolio Management Agreement

Amendment, made as of [            ], 2018, to the Portfolio Management Agreement dated June 13, 2018 (the “Agreement”) between the HC Capital Trust, an investment company registered under the Investment Company Act of 1940 as an open-end, series, management investment company, and City of London Investment Management Company Limited (“Portfolio Manager”). All capitalized terms used in this Amendment and not defined herein shall have the same meaning ascribed to them in the Agreement. Except as specifically set forth herein, all other provisions of the Agreement shall remain in full force and effect.

WHEREAS, Portfolio Manager provides day-to-day portfolio management services to a portion of the HC Capital Trust Intermediate Term Municipal Bond II Portfolio (“Portfolio”), a separate series of the Trust, pursuant to the Agreement; and

WHEREAS, the Trust and the Portfolio Manager have agreed to amend the Agreement in a manner that will increase the fee payable to the Portfolio Manager, as more fully set forth herein, and the Trust has determined that such amendment is in the interests of the shareholders of the Portfolio;

NOW, THEREFORE, it is hereby agreed that Section 4 of the Agreement will be replaced in its entirety by the following:

4. Expenses and Compensation. Except for expenses specifically assumed or agreed to be paid by the Portfolio Manager under this Agreement, the Portfolio Manager shall not be liable for any expenses of the Portfolio or the Trust, including, without limitation: (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase and sale of securities or other investment instruments with respect to the Portfolio; and (iii) custodian fees and expenses. For its services under this Agreement, Portfolio Manager shall be entitled to receive a fee, which fee shall be payable monthly in arrears within 30 days after each month end at the annual rate of 0.45% of the average daily net assets of the Account.

This Amendment may be executed in any number of counterparts by the parties hereto (including facsimile transmission), each of which counterparts when so executed shall constitute an original, but the counterparts when together shall constitute the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized representatives as of the date first above written.

HC CAPITAL TRUST

By:
Title:

CITY OF LONDON INVESTMENT MANAGEMENT COMPANY LIMITED

By:
Title:

EXB-1

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR PROXY CARD IN THE ENCLOSED ENVELOPE TODAY

To vote by Internet

1)  Read the Proxy Statement and have the proxy card below at hand.

2)  Go to website www.proxyvote.com

3)  Follow the instructions provided on the website.

To vote by Telephone

1)  Read the Proxy Statement and have the proxy card below at hand.

2)  Call 1-800-690-6903

3)  Follow the instructions.

To vote by Mail

1)  Read the Proxy Statement.

2)  Check the appropriate box on the proxy card below.

3)  Sign and date the proxy card.

4)  Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
E49433-S73748	KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — — —

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees unanimously recommends you vote FOR the approval of the proposal:				For	Against	Abstain

1.  Approval of Amendment No. 1 to the portfolio management agreement between the Trust, on behalf of The Intermediate Term Municipal Bond Portfolio, and City of London Investment Management Company Limited.

				☐	☐	☐

Shareholders of the Portfolio will also transact such further business as may properly come before the Joint Special Meeting or any adjournment thereof.

PLEASE SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE - NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE TRUST FURTHER SOLICITATION EXPENSE. THE RECEIPT OF THE NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY EXECUTION OF THIS PROXY.

Your signature(s) on this Proxy should be exactly as your name(s) appear(s) on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting:

The Notice of Joint Special Meeting of Shareholders and Proxy Statement is available at

www.proxyvote.com

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

E49434-S73748

JOINT SPECIAL MEETING OF SHAREHOLDERS

OF THE INTERMEDIATE TERM MUNICIPAL BOND PORTFOLIO OF

HC CAPITAL TRUST

JULY 27, 2018

The undersigned appoints Mark Hausmann and Colette Bergman, and each of them, attorneys and proxies, with full power of substitution in each, to vote and act on behalf of the undersigned at the Joint Special Meeting of Shareholders of the HC Capital Trust (the “Trust”) representing interests in the Trust’s Portfolio, named above, at the offices of HC Capital Trust, Five Tower Bridge, 300 Barr Harbor Drive, 5th Floor, West Conshohocken, PA 19428, on Friday, July 27, 2018 at 10:00 a.m. and at all adjournments, according to the number of shares of beneficial interest which the undersigned could vote if present, upon such subjects as may properly come before the meeting, all as set forth in the notice of the meeting and the proxy statement furnished therewith. Unless otherwise marked on the reverse side, this proxy is given with authority to vote FOR the proposal noted on the reverse side. The undersigned further confers upon such attorneys and proxies discretionary authority to vote for and in the name of the undersigned and with all of the powers the undersigned would possess if personally present, all the Portfolio shares of the undersigned in the Trust at said meeting.

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Joint Special Meeting of Shareholders and the Proxy Statement by execution of this Proxy.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR PROXY CARD IN THE ENCLOSED ENVELOPE TODAY

To vote by Internet

1)  Read the Proxy Statement and have the proxy card below at hand.

2)  Go to website www.proxyvote.com

3)  Follow the instructions provided on the website.

To vote by Telephone

1)  Read the Proxy Statement and have the proxy card below at hand.

2)  Call 1-800-690-6903

3)  Follow the instructions.

To vote by Mail

1)  Read the Proxy Statement.

2)  Check the appropriate box on the proxy card below.

3)  Sign and date the proxy card.

4)  Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
E49435-S73748	KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — — —

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees unanimously recommends you vote FOR the approval of the proposal:				For	Against	Abstain

2.  Approval of Amendment No. 1 to the portfolio management agreement between the Trust, on behalf of The Intermediate Term Municipal Bond II Portfolio, and City of London Investment Management Company Limited.

				☐	☐	☐

Shareholders of the Portfolio will also transact such further business as may properly come before the Joint Special Meeting or any adjournment thereof.

PLEASE SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE - NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE TRUST FURTHER SOLICITATION EXPENSE. THE RECEIPT OF THE NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY EXECUTION OF THIS PROXY.

Your signature(s) on this Proxy should be exactly as your name(s) appear(s) on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting:

The Notice of Joint Special Meeting of Shareholders and Proxy Statement is available at

www.proxyvote.com

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

E49436-S73748

JOINT SPECIAL MEETING OF SHAREHOLDERS

OF THE INTERMEDIATE TERM MUNICIPAL BOND II PORTFOLIO OF

HC CAPITAL TRUST

JULY 27, 2018

The undersigned appoints Mark Hausmann and Colette Bergman, and each of them, attorneys and proxies, with full power of substitution in each, to vote and act on behalf of the undersigned at the Joint Special Meeting of Shareholders of the HC Capital Trust (the “Trust”) representing interests in the Trust’s Portfolio, named above, at the offices of HC Capital Trust, Five Tower Bridge, 300 Barr Harbor Drive, 5th Floor, West Conshohocken, PA 19428, on Friday, July 27, 2018 at 10:00 a.m. and at all adjournments, according to the number of shares of beneficial interest which the undersigned could vote if present, upon such subjects as may properly come before the meeting, all as set forth in the notice of the meeting and the proxy statement furnished therewith. Unless otherwise marked on the reverse side, this proxy is given with authority to vote FOR the proposal noted on the reverse side. The undersigned further confers upon such attorneys and proxies discretionary authority to vote for and in the name of the undersigned and with all of the powers the undersigned would possess if personally present, all the Portfolio shares of the undersigned in the Trust at said meeting.

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Joint Special Meeting of Shareholders and the Proxy Statement by execution of this Proxy.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.